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                                                                   EXHIBIT 10.24



                      Champion International Corporation
                              One Champion Plaza
                              Stamford, CT  06921


                                            October 18, 1990


Mr. Burton G. MacArthur, Jr.
One Champion Plaza
Stamford, CT  06921

     Re:  Agreement Relating to Legal Expenses
                Dated October 18, 1990
          ------------------------------------------------

Dear Twig:

     As an inducement for you to continue in the employ of Champion International Corporation (the "Company"), the Board of Directors of the Company has today authorized entering into an Agreement between you and the Company effective October 18, 1990 (the "Agreement"). One of the principal purposes in entering into the Agreement is to provide you with reasonable assurance in the event of a change in control of the Company against loss of rights to benefits that you could reasonably expect to receive in the absence of such a change in control, and thereby provide an inducement for you to remain in the employ of the Company notwithstanding the possibility of a change in its control.

     As a separate and additional inducement for you to remain in the employment of the Company, and to provide you with reasonable assurance that the purposes of the Agreement and this Agreement Relating to Legal Expenses (the "Legal Expense Agreement") (collectively, the "Secured Agreements") will not be frustrated as a result of the cost of their enforcement should a claim or dispute be instituted or arise upon or within forty-two months following a Change in Control of the Company (as defined in the Agreement) and arise out of or relate to any provision of the Secured Agreements, the Company agrees to pay, in consideration of such continued employment, all legal expenses which you may incur in any such claim or dispute. Such legal expenses shall be paid in the amount provided in, and otherwise in accordance with the terms and conditions of, the memorandum attached to, incorporated in and by this reference made part of, this Legal Expense Agreement.


     By virtue of the mutual promises set forth in this Agreement Relating to Legal Expenses and the Agreement and other good and valuable consideration the receipt and sufficiency of which you and the Company hereby acknowledge, your signature at the foot of this letter will constitute this letter a binding agreement and it shall thereupon be binding upon and inure to the benefit of you, your spouse, any other beneficiaries and your estate, and the Company and its successors and assigns, including any corporation with or into which the Company may consolidate or merge or to which the Company may transfer all or substantially all of its assets. If you are deceased and survived by a beneficiary, then your beneficiary may act for herself or himself in enforcing her or his rights under this Legal Expense Agreement as your survivor, and may also act for you with respect to any rights to payments which became due and remained unpaid during your lifetime.

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     For the Company's files, please execute the enclosed copy of this Legal
Expense Agreement and return it in an envelope marked "Confidential" to Lionel
N. Zimmer.

                             Sincerely,


                             CHAMPION INTERNATIONAL CORPORATION

Attest:                      By /s/ Andrew C. Sigler
                                --------------------------------------------
                                Chairman of the Board of Directors

/s/ Lawrence A. Fox
-----------------------------
Secretary

Agreed: October 18, 1990

/s/ Burton G. MacArthur, Jr.
----------------------------
Burton G. MacArthur, Jr.

                                     -2-
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               Memorandum of Terms and Conditions Referred to in
                   the Agreement Relating to Legal Expenses
                        dated October 18, 1990 between
         Champion International Corporation and Burton G. MacArthur, Jr.
         ---------------------------------------------------------------
     1. Reference hereafter to the Agreement Relating to Legal Expenses (the "Legal Expense Agreement") shall be deemed to refer also to this memorandum. Terms used or referred to in the Legal Expense Agreement shall have the same meaning or reference in this memorandum as in the Legal Expense Agreement.

     2. The Company shall, upon presentation of appropriate commercial invoices, pay all legal expenses, which includes reasonable legal fees, court costs, arbitration costs, and ordinary and necessary out-of-pocket costs of attorneys, billed to and payable by you or by anyone claiming under or through you (such person being hereinafter referred to as your "beneficiary"), in connection with bringing, prosecuting, defending, litigating, arbitrating, negotiating or settling any claim or dispute by or against you or your beneficiary, or any claim or dispute between you or your beneficiary and the Company or any third party, that may be instituted or arise upon or within forty-two months following a Change in Control of the Company, as defined in the Agreement, and that may arise out of or relate to the Secured Agreements, or any of them, or the validity, operation, interpretation, enforceability or breach thereof, provided that:

         (a) you and your beneficiary shall repay to the Company any such expenses theretofore paid by or on behalf of the Company if and to the extent that a judgment should be rendered against you or your beneficiary by the judicial or arbitration forum that adjudicates such dispute beyond appeal, and such expenses were not incurred by you or your beneficiary while acting in good faith, and provided further, that

         (b) in the case of any request that the Company pay attorneys' fees or expenses, the Company shall have received a statement signed by the attorney or firm of attorneys rendering the bill setting forth the services that had been, and will be, performed, and provided further, that

         (c) in the case of any claim or dispute by or against you or your beneficiary, the claim for legal fees hereunder shall be made in writing, with specific reference to the provisions of the Legal Expense Agreement, delivered in the manner provided in subparagraph 4(c) below, in no event later than forty-two months after a Change in Control of the Company.

     3. (a) At any time after the date hereof but in no event later than a Potential Change in Control of the Company as defined in the Agreement, if you are in the employ of the Company at such time, the Company will, at its own expense, set aside in trust, or establish, extend, renew and maintain an irrevocable bank letter of credit in favor of you or, in the event of your death, your beneficiary, in an amount equal to twelve (12) times the monthly base salary being paid to you at such time.

         (b) The Company has entered into a trust agreement substantially in the form attached to the Agreement (the "Trust Agreement"), and agrees that, upon the terms, conditions and procedures set forth therein, you will be named a beneficiary of the Trust Agreement, and this Legal Expense Agreement will be listed on Exhibit I of the Trust Agreement as one of the agreements which is subject to the trust established by the Trust Agreement. If the Company shall become liable for the payment of legal expenses under paragraph 2 above, you or, in the event of your death, your beneficiary shall request the Company in
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writing, in accordance with the terms, conditions and procedures set forth in such paragraph 2, to make such payment and, if the Company shall fail to do so fully within a reasonable time after receipt of such written demand, you may request the trustee of such trust, in accordance with the terms, conditions and procedures set forth in the Trust Agreement, to make such payment to the extent that the Company had failed to do so. The Company shall continue to be liable to make all payments required under the terms of this Legal Expense Agreement to the extent such payments have not been made pursuant to the Trust Agreement.

         (c) If the Company establishes, extends, renews and maintains an irrevocable bank letter of credit in favor of you or your beneficiary, you or, in the event of your death, your beneficiary, shall be entitled to draw upon such letter of credit only if and to the extent that the Company shall fail to discharge its obligations under paragraph 2 above within a reasonable time after receipt of written demand by you or your beneficiary. As and when any funds are paid by the bank under such letter of credit, the Company shall renew such letter of credit at its own expense to the extent of the funds so paid. The Company need not establish or renew any such letter of credit for any period subsequent to the date on which an attorney or a firm of attorneys selected by mutual agreement of the Company and you or, in the event of your death, your beneficiary, the fees and expenses of which attorney or firm of attorneys shall be borne by the Company, shall determine, after consultation with the Company and you or, in the event of your death, your beneficiary, that all obligations of the parties under the Secured Agreements have been substantially satisfied.

         (d) The bank that shall issue any such letter of credit shall be a national or state bank having a combined capital, surplus and undivided profits and reserves of not less than One Hundred Million Dollars ($100,000,000).

     4. (a) Any dispute between you and the Company as to the interpretation or application of the provisions of either of the Secured Agreements may at your election be determined by binding arbitration within the greater New York City metropolitan area or the State of Connecticut in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court of competent jurisdiction. All fees and expenses of such arbitration shall be paid by the Company subject to repayment in accordance with the terms and conditions set forth in clause (a) of paragraph 2 above.

         (b) Anything to the contrary notwithstanding, all payments and other provisions required to be made by the Company under this Legal Expense Agreement to or on behalf of you or your beneficiaries shall be subject to the withholding of such amounts, if any, relating to tax and other payroll deductions as the Company may reasonably determine it should withhold pursuant to any applicable law or regulation. In lieu of withholding such amounts, the Company may accept other provisions to the end that it has sufficient funds to pay all taxes required by law to be withheld in respect of any or all of such payments.

         (c) All notices, requests, demands and other communications provided for by this Legal Expense Agreement shall be in writing and shall be sufficiently given if and when mailed in the continental United States by registered or certified mail, return receipt requested, or personally delivered to the party entitled thereto at the address stated below, which address shall be such address as the addressee may have given most recently by a similar notice. Any such notice shall be deemed to have been received on the date of

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delivery.

     To the Company:     Champion International Corporation
                         One Champion Plaza
                         Stamford, Connecticut  06921
                         Attention:  Corporate Secretary
     To the Executive:   Mr. Burton G. MacArthur, Jr.
                         One Champion Plaza
                         Stamford, CT  06921

         (d) No provision of this Legal Expense Agreement may be amended, modified or waived unless such amendment, modification or waiver shall be authorized by the Board of Directors of the Company or any authorized committee of the Board of Directors and shall be agreed to in writing, signed by you and by an officer of the Company thereunto duly authorized. Except as otherwise specifically provided in this Legal Expense Agreement, no waiver by either party hereto of any breach by the other party hereto of any condition or provision of this Legal Expense Agreement to be performed by such other party shall be deemed a waiver of a subsequent breach of such condition or provision or a waiver of a similar or dissimilar provision or condition at the same time or at any prior or subsequent time.

         (e) Anything in this Legal Expense Agreement to the contrary notwithstanding:

             (i) In the event that any provision of this Legal Expense Agreement, or portion thereof, shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Legal Expense Agreement and parts of such provision not so invalid or unenforceable shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law;

             (ii) Any provision of this Legal Expense Agreement, or portion thereof, which may be invalid or unenforceable in any jurisdiction shall be limited by construction thereof, to the end that such provision, or portion thereof, shall be valid and enforceable in such jurisdiction; and

             (iii) Any provision of this Legal Expense Agreement, or portion thereof, which may for any reason be invalid or unenforceable in any jurisdiction shall remain in effect and be enforceable in any jurisdiction in which such provision, or portion thereof, shall be valid and enforceable.

         (f) Except as otherwise provided herein, this Legal Expense Agreement shall be binding upon and inure to the benefit of the Company and any successor of the Company, including, without limitation, any corporation or corporations acquiring directly or indirectly all or substantially all of the assets of the Company whether by merger, consolidation, sale or otherwise (and such successor shall thereafter be deemed embraced within the term "the Company" for the purposes of this Legal Expense Agreement), but shall not otherwise be assignable by the Company.

         (g) The validity, interpretation, construction, performance and enforcement of this Legal Expense Agreement shall be governed by the laws of the State of New York without giving effect to the principles of conflicts of laws thereof.

         (h) There shall be no right of set-off or counterclaim in respect of any claim, debt or obligation against any payments to you, your beneficiaries or estate, provided for in this Legal Expense Agreement.

         (i) The Company and you recognize that each party will have no adequate remedy at law for breach by the other of any of the agreements

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contained in this Legal Expense Agreement and, in the event of any such breach, the Company and you hereby agree and consent that the other shall be entitled to a decree of specific performance, mandamus or other appropriate remedy to enforce performance of such agreements.

         (j) No right or interest to or in any payments shall be assignable by you; provided, however, that this provision shall not preclude you from designating one or more beneficiaries to receive any amount that may be payable after your death and shall not preclude the legal representative of your estate from assigning any right hereunder to the person or persons entitled thereto under your will or, in the case of intestacy, to the person or persons entitled thereto under the laws of intestacy applicable to your estate.

         (k) No right, benefit or interest hereunder, shall be subject to anticipation, alienation, sale, assignment, encumbrance, charge, pledge, hypothecation, or set-off in respect of any claim, debt or obligation, or to execution, attachment, levy or similar process, or assignment by operation of law. Any attempt, voluntary or involuntary, to effect any action specified in the immediately preceding sentence shall, to the full extent permitted by law, be null, void and of no effect.

         (l) In the event of your death or a judicial determination of your incompetence, reference in this Legal Expense Agreement to you shall be deemed, where appropriate, to refer to your legal representative or, where appropriate, to your beneficiary or beneficiaries.

         (m) If any event provided for in this Legal Expense Agreement is scheduled to take place on a legal holiday, such event shall take place on the next succeeding day that is not a legal holiday.

         (n) This Legal Expense Agreement shall be binding upon and shall inure to the benefit of you, your heirs and legal representatives, and the Company and its successors as provided in subparagraph 4(f) hereof.

         (o) This instrument and the Agreement contain the entire agreement of the parties relating to the subject matter of this Legal Expense Agreement and supersede and replace all prior agreements and understandings with respect to such subject matter, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Legal Expense Agreement which are not set forth herein.

     5. The Legal Expense Agreement is not intended to confer upon you any right to continue in the employ of the Company or to affect any rights of the Company, subject to any agreement or agreements between you and the Company relating to your employment by the Company, to terminate your employment at any time with or without assigning a reason therefor.

                                      oOo

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